SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 18, 2004

______________________

MCI, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10415	20-0533283

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia		20147

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (703) 886-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Material Impairments .

On October 18, 2004, MCI, Inc. (the “Company”) issued a press release announcing that due to recent regulatory decisions impacting its consumer business and an increasingly competitive industry environment, the Company will record non-cash impairment charges of approximately $3.5 billion. The Board of Directors approved this action on October 15, 2004. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits.

		Exhibit No.	Description of Exhibit

		99.1	Press release dated October 18, 2004

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCI, INC.
(Registrant)

By:	/s/ Eric R. Slusser

	Name:	Eric R. Slusser
	Title:	Senior Vice President and Controller

Dated: October 18, 2004